UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2008

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreements.
On December 30, 2008, Starwood Hotels & Resorts Worldwide, Inc. (the "Company") entered into amendments to the employment and severance arrangements with its senior officers, including the Chief Executive Officer and the named executive officers (collectively, the "Employment Amendments"). The Employment Amendments make several technical changes designed to make the employment arrangements with such officers comply with Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A") and the final regulations issued thereunder, and generally affect the timing, but not the amount of compensation of such officers under specified circumstances.

Amendments to Bonus Plans.
On December 31, 2008, the Company amended and restated its (i) Annual Incentive Plan ("AIP"), (ii) Annual Incentive Plan for Certain Executives ("AIPCE") and (iii) 2004 Long Term Incentive Compensation Plan ("LTICP" and together with the AIP and AIPCE, the "Bonus Plans"). The Bonus Plans were amended and restated to make several technical changes designed to make such plans comply with Section 409A and the final regulations issued thereunder, and generally affect the timing of payments made under the Bonus Plans. The foregoing description of the Bonus Plans is qualified in its entirety by reference to the Bonus Plans attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

1O.1 Annual Incentive Plan, amended and restated as of December 2008.

10.2 Annual Incentive Plan for Certain Executives, amended and restated as of December 2008.

10.3 2004 Long Term Incentive Compensaton Plan, amended and restated as of December 31, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

January 6, 2009	By:	Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Chief Administrative Officer and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Annual Incentive Plan, amended and restated as of December 2008.
10.2	Annual Incentive Plan for Certain Executives, amended and restated as of December 2008.
10.3	2004 Long Term Incentive Compensation Plan, amended and restated as of December 31, 2008.